SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): July 25, 2017

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.03.	Creation of a Direct Financial Obligation.

On July 25, 2017, Church & Dwight Co., Inc. (the “Company”) closed an underwritten public offering (the “Offering”) of (a) $300,000,000 aggregate principal amount of the Company’s Floating Rate Senior Notes due 2019 (the “Floating Rate Notes”), (b) $300,000,000 aggregate principal amount of the Company’s 2.450% Senior Notes due 2022 (the “2022 Notes”), (c) $425,000,000 aggregate principal amount of the Company’s 3.150% Senior Notes due 2027 (the “2027 Notes”) and (d) $400,000,000 aggregate principal amount of the Company’s 3.950% Senior Notes due 2047 (the “2047 Notes” and, together with the 2022 Notes and the 2027 Notes, the “Fixed Rate Notes,” and the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”). The Notes are being issued under the second supplemental indenture (the “Second Supplemental Indenture”), dated July 25, 2017, to the indenture, dated December 9, 2014 (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee. The Notes were issued to fund the previously announced acquisition of Water Pik, Inc. (the “Waterpik Acquisition”) and related fees and expenses, to repay the Company’s $200 million term loan facility, and to repay a portion of the Company’s commercial paper borrowings.

Interest on the Floating Rate Notes will accrue from July 25, 2017 and will be payable on January 25, April 25, July 25 and October 25 of each year, beginning on October 25, 2017. Interest on the Fixed Rate Notes will accrue from July 25, 2017 and will be payable on February 1 and August 1 of each year, beginning on February 1, 2018. The Floating Rate Notes will mature on January 25, 2019, the 2022 Notes will mature on August 1, 2022, the 2027 Notes will mature on August 1, 2027 and the 2047 Notes will mature on August 1, 2047, unless earlier retired or redeemed as described below.

If the Waterpik Acquisition is not consummated on or before October 16, 2017, or the Acquisition Agreement (as defined in the Second Supplemental Indenture) is terminated prior to such date, the Company will be required to redeem all of the Floating Rate Notes, the 2022 Notes and the 2047 Notes (the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of such notes, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (as defined in the Second Supplemental Indenture).

We may redeem some or all of the Fixed Rate Notes of any series, at any time or from time to time prior to their respective Par Call Dates (as defined below) at a redemption price equal to the greater of: (i) 100% of the principal amount of the series of notes being redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Second Supplemental Indenture), plus 10 basis points in the case of the 2022 Notes, 15 basis points in the case of the 2027 Notes, and 20 basis points in the case of the 2047 Notes, plus, in each case, accrued and unpaid interest on the Fixed Rate Notes to be redeemed to the redemption date.

In addition, at any time on or after July 1, 2022, (one month prior to the maturity date of the 2022 Notes), on or after May 1, 2027, (three months prior to the maturity date of the 2027 Notes), and on or after February 1, 2047, (six months prior to the maturity date of the 2047 Notes) (each such date, a “Par Call Date”), we may redeem the 2022 Notes, the 2027 Notes or the 2047 Notes, as the case may be, in whole or in part, at our option, at a redemption price equal to 100% of the principal amount of the series of Fixed Rate Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date. The Floating Rate Notes will not be redeemable prior to their maturity except pursuant to the Special Mandatory Redemption.

Each series of Notes are senior unsecured obligations and rank equal in right of payment to the Company’s other senior unsecured debt from time to time outstanding. The Notes are effectively subordinated to any secured debt the Company incurs to the extent of the collateral securing such indebtedness, and will be structurally subordinated to all future and existing obligations of the Company’s subsidiaries.

The Indenture and the Second Supplemental Indenture contain covenants with respect to the Company that, among other things, restrict the creation of liens, sale-leaseback transactions, consolidations, mergers and dispositions of all or substantially all of the Company’s assets. The covenants are subject to a number of important exceptions and qualifications.

This description of the Indenture and Second Supplemental Indenture is a summary only and is qualified in its entirety by the full and complete terms of the Indenture and Second Supplemental Indenture, copies of which are attached as Exhibits 4.1 and 4.2 hereto and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description

4.1	Indenture, dated as of December 9, 2014, between Church & Dwight Co., Inc. and Wells Fargo Bank, National Association, as trustee, incorporated by reference to Exhibit 4.1 to the Company’s current report on Form 8-K filed on December 9, 2014.

4.2	Second Supplemental Indenture, dated as of July 25, 2017, between Church & Dwight Co., Inc. and Wells Fargo Bank, National Association, as trustee, relating to the Notes.

5.1	Opinion of Proskauer Rose LLP relating to the Notes.

23.1	Consent of Proskauer Rose LLP (contained in the opinion filed as Exhibit 5.1 hereto).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (Registration No. 333-200721).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: July 25, 2017	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Indenture, dated as of December 9, 2014, between Church & Dwight Co., Inc. and Wells Fargo Bank, National Association, as trustee, incorporated by reference to Exhibit 4.1 to the Company’s current report on Form 8-K filed on December 9, 2014.

4.2	Second Supplemental Indenture, dated as of July 25, 2017, between Church & Dwight Co., Inc. and Wells Fargo Bank, National Association, as trustee, relating to the Notes.

5.1	Opinion of Proskauer Rose LLP relating to the Notes.

23.1	Consent of Proskauer Rose LLP (contained in the opinion filed as Exhibit 5.1 hereto).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (Registration No. 333-200721).